                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

     / /  Preliminary Proxy Statement

     / /  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)(2))

     / /  Definitive Proxy Statement

     /X/  Definitive Additional Materials

     / /  Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                       PEMBRIDGE VALUE OPPORTUNITY FUND LP
                        PEMBRIDGE CAPITAL MANAGEMENT LLC
                       CRESCENDO PARTNERS II L.P. SERIES Y
                          CRESCENDO INVESTMENTS II, LLC
                             CRESCENDO ADVISORS LLC
                                 ERIC ROSENFELD
                                 TIMOTHY E. BROG
                                  ARNAUD AJDLER
                                  JOHN J. JONES
                           TOPPS FULL VALUE COMMITTEE
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     /X/  No fee required.

     / /  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     / /  Fee paid previously with preliminary materials:

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     / /  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

                                      -2-

     On June 23,  2006,  the  Topps  Full  Value  Committee  (the  "Committee"),
together  with the other  participants  (as defined  below),  made a  definitive filing with the Securities and Exchange  Commission ("SEC") of a proxy statement and accompanying GOLD proxy card to be used to solicit votes for the election of its slate of director nominees and certain business proposals at the 2006 annual meeting of  stockholders  scheduled  to be held July 28, 2006 (the "2006  Annual
Meeting") of The Topps Company, Inc., a Delaware corporation (the "Company").

     Item 1: On July 18, 2006, the Committee issued the following press release:

FOR IMMEDIATE RELEASE

Tuesday, July 18, 2006

ISS RECOMMENDS VOTE FOR TOPPS FULL VALUE COMMITTEE'S ENTIRE SLATE OF DIRECTORS

New York,  NY, July 18, 2006 - The Topps Full Value  Committee  announced  today that Institutional  Shareholder Services (ISS), widely recognized as the leading independent  proxy advisory firm, has recommended that stockholders of The Topps
Company,  Inc. (NASDAQ - TOPP) vote FOR the Topps Full Value Committee's  entire slate of director  nominees on the Topps Full Value  Committee's GOLD proxy card at Topps' Annual Meeting scheduled to be held on July 28, 2006.

In reaching its decision to recommend a vote FOR the Topps Full Value  Committee slate, ISS noted,  "shareholders  need to ask what will happen if [management's]
strategic  restructuring  does not work as planned?  One positive quarter is not enough of a track record to erase a lengthy period of underperformance."

ISS  concluded  "that the presence of the  dissidents  on the Topps' board would likely prove beneficial to long-term  shareholder value. The long-term financial and operational  performance of the company and the  dissidents'  skill sets and track record established both the need for change and the dissidents' ability to effect change."

Commenting  on  the  report,   Timothy  Brog,  President  of  Pembridge  Capital
Management,   said,  "ISS   demonstrated   professionalism,   independence   and
thoroughness in their review process. We are very pleased ISS concluded that the
Topps Full Value  Committee's  nominees  offered  the best  solution to maximize value for stockholders and Topps, and has recommended that stockholders vote for the Topps Full Value Committee's entire slate of directors."

Eric Rosenfeld,  President of Crescendo  stated,  "We are extremely pleased that
ISS has recommended  shareholders vote FOR all three of our nominees. We believe that this  recommendation  sends a loud and  clear  message  to Topps'  board of directors -- IT IS TIME FOR CHANGE."

Topps Full Value  Committee  urges all  stockholders  to vote for Timothy  Brog,
Arnaud  Ajdler and John J. Jones as soon as  possible  by signing and mailing in their GOLD proxy card and  discarding the WHITE proxy card mailed by the current

                                      -3-

Board of Topps.  For more  information,  shareholders  can call  Timothy Brog at
(212) 557-6150 or the Company's proxy solicitor,  D.F. King & Co. Inc. toll-free at (800) 628-8532.

                            IT IS TIME FOR A CHANGE!

    Contacts:

    Timothy Brog                             Eric Rosenfeld
    Pembridge Value Opportunity Fund LP      Crescendo Partners II L.P, Series Y
    (212) 557-6150                           (212) 319-7676

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

THE TOPPS FULL VALUE COMMITTEE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
("SEC") ON JUNE 23, 2006 A DEFINITIVE  PROXY  STATEMENT  AND  ACCOMPANYING  GOLD
PROXY  CARD,  TO BE USED TO  SOLICIT  VOTES  FOR THE  ELECTION  OF ITS  SLATE OF
DIRECTOR  NOMINEES  AND CERTAIN  BUSINESS  PROPOSALS  FOR USE AT THE 2006 ANNUAL
MEETING. THE COMMITTEE STRONGLY ADVISES ALL TOPPS STOCKHOLDERS TO READ THE PROXY
STATEMENTS  AND OTHER PROXY  MATERIALS  AS THEY BECOME  AVAILABLE  BECAUSE  THEY
CONTAIN IMPORTANT INFORMATION.

STOCKHOLDERS  WILL BE ABLE TO OBTAIN  FREE COPIES OF THE PROXY  STATEMENT  FILED
WITH THE SEC BY THE TOPPS FULL VALUE COMMITTEE THROUGH THE WEBSITE MAINTAINED BY
THE SEC AT  WWW.SEC.GOV.  IN  ADDITION,  INVESTORS  WILL BE ABLE TO OBTAIN  FREE
COPIES OF THE PROXY  STATEMENT FROM THE TOPPS FULL VALUE COMMITTEE BY CONTACTING
TIMOTHY BROG,  PEMBRIDGE  CAPITAL,  708 THIRD  AVENUE,  NEW YORK, NY 10017 OR BY
CALLING D.F. KING & CO., INC. AT (800) 628-8532.

THE PARTICIPANTS IN THE PROXY  SOLICITATION ARE PEMBRIDGE VALUE OPPORTUNITY FUND
LP, A DELAWARE LIMITED PARTNERSHIP, PEMBRIDGE CAPITAL MANAGEMENT LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  TIMOTHY E. BROG, CRESCENDO PARTNERS II, L.P., SERIES
Y, A DELAWARE  LIMITED  PARTNERSHIP,  CRESCENDO  INVESTMENTS II, LLC, A DELAWARE
LIMITED LIABILITY COMPANY,  CRESCENDO ADVISORS LLC, A DELAWARE LIMITED LIABILITY
COMPANY, ERIC ROSENFELD, ARNAUD AJDLER AND JOHN J. JONES.
INFORMATION  CONCERNING THE PARTICIPANTS AND THEIR INTERESTS IN THE SOLICITATION
IS SET FORTH IN THE PROXY STATEMENT FILED WITH THE SEC.

                                      -4-